SCHEDULE OF BALANCES FOR THE OPERATING AND FINANCE LEASES (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2023 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2022 CNY (¥)
Assets：
Right-of-use assets - operating lease	$ 1,971	¥ 13,992	¥ 16,342
Liability：
Current portion of operating lease liabilities	1,451	10,300	10,162
Non-current operating lease liabilities	305	2,164	6,448
Total operating lease liabilities	$ 1,756	¥ 12,464	¥ 16,610